UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2013
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 18, 2013, Cinedigm Corp. (the “Company”) held a conference call in which it announced preliminary guidance relating to financial results expected based on a strategic acquisition (the “Acquisition”). The Company also posted a slide presentation on its corporate website containing such guidance.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On October 17, 2013, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure

On October 18, 2013, the Company made certain disclosure in a conference call and in a slide presentation posted on its corporate website, as described more fully in Item 2.02 above and incorporated by reference herein.

A copy of such slide presentation is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Slide Presentation dated October 18, 2013
99.2	Press Release dated October 17, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: October 18, 2013	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation dated October 18, 2013
99.2	Press Release dated October 17, 2013

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